                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported) December 31, 1996

                        Federal Realty Investment Trust
                   ----------------------------------------
            (Exact name of registrant as specified in its charter)

    District of Columbia            1-7533               52-0782497
---------------------------        --------            --------------
(State or other jurisdiction     (Commission           (IRS Employer
of incorporation)                File Number)          Identification No.)

1626 East Jefferson Street, Rockville, Maryland                 20852-4041
-----------------------------------------------                 ----------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number including area code: 301/998-8100
                                                   ------------

Exhibit Index appears on Page 3.

Item 5.      Other Events


             Federal Realty Investment Trust hereby files as exhibit 99 the following supplemental data pertaining to its portfolio of properties at December 31, 1996.

Item 7.     Financial Statements and Exhibits

    (c)     Exhibits.

            99   Supplemental portfolio information at December 31, 1996

                                  SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          FEDERAL REALTY INVESTMENT TRUST


Date:  February 24, 1997                  /s/ Cecily A. Ward
                                          -------------------------------
                                          Cecily A. Ward
                                          Vice President, Controller

                                 EXHIBIT INDEX

Exh No.   Exhibit                                                    Page No.
-------   -------                                                    --------

  99      Supplemental portfolio information at December 31, 1996           4

                                      -3-